UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2017

Walter Investment Management Corp.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-13417	13-3950486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Virginia Drive, Suite 100

Fort Washington, PA 19034

(Address of principal executive offices, including zip code)

(844) 714-8603

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously announced by Walter Investment Management Corp. (the “Company,” “we” or “our”) on a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 26, 2017, due to an error in the Company’s calculation of the valuation allowance on its deferred tax asset balances, the Company has concluded that the previously issued audited consolidated financial statements and other financial information contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and the previously issued unaudited consolidated financial statements and other financial information contained in the Company’s Quarterly Reports on Form 10-Q for the fiscal periods ended June 30, 2016, September 30, 2016 and March 31, 2017 should no longer be relied upon and will require restatement (collectively, the “Restatement”).

As disclosed on a subsequent Current Report on Form 8-K filed with the SEC on June 2, 2017, in light of the Company’s need to restate the aforementioned financial statements, the Company received limited waivers from each of its warehouse and advance facility lenders to the extent necessary to waive any default, event of default, amortization event, termination event or similar event resulting or arising from the Restatement. Such waivers expired on June 9, 2017, prior to which time the Company sought additional waivers or extensions as needed.

On June 9, 2017, the Company obtained an additional limited waiver to its Amended and Restated Receivables Loan Agreement, dated May 2, 2012 (as amended, restated or otherwise modified prior to the date hereof), by and among Green Tree Advance Receivables II LLC, as borrower, Ditech Financial LLC (f/k/a Green Tree Servicing LLC), as administrator, the financial institutions from time to time party thereto (each, a “Lender”), Wells Fargo Bank, National Association, as calculation agent, verification agent, account bank and securities intermediary and Wells Fargo Capital Finance, LLC, as agent and sole Lender, and related transaction documents (the “GTAR Limited Waiver”).

On June 9, 2017, the Company obtained additional limited waivers to the following agreements and related transaction documents (collectively, the “RMS Limited Waivers”):

•	Amended and Restated Master Repurchase Agreement, dated May 22, 2017 (as amended, restated, supplemented or otherwise modified prior to the date hereof), among Reverse Mortgage Solutions, Inc., as a seller, RMS REO BRC, LLC, as a seller, and Barclays Bank PLC, as purchaser and agent; and

•	Amended and Restated Master Repurchase Agreement, dated as of February 21, 2017 (as amended, restated, supplemented or otherwise modified prior to the date hereof) among Credit Suisse First Boston Mortgage Capital LLC, as administrative agent, Credit Suisse AG, acting through its Cayman Islands Branch, as a committed buyer and a buyer, Alpine Securitization LTD, as a buyer, and other buyers joined thereto from time to time, Reverse Mortgage Solutions, Inc., as a seller, and RMS REO CS, LLC.

The Company has received similar additional limited waivers from each of its other warehouse and advance facility lenders to the extent necessary (collectively with the GTAR Limited Waiver and RMS Limited Waivers, the “Waivers”).

The Waivers waive any default, event of default, amortization event, termination event or similar event resulting or arising from the Restatement and extend the expiration dates of such waiver from June 9, 2017 to July 7, 2017, prior to which time the Company intends to seek additional waivers or extensions.

In connection with providing the various waivers described above, certain of the Company’s lenders have effected reductions in our advance rates and / or have required other changes to the terms of such facilities. The Company will continue to seek appropriate amendments, waivers and / or forbearances to a number of its and its subsidiaries’ credit, financing and other arrangements, in relation to the Restatement, as it considers advisable.

The foregoing descriptions of the GTAR Limited Waiver and RMS Limited Waivers do not purport to be complete and are qualified in their entirety by reference to the full text of the GTAR Limited Waiver and RMS Limited Waivers, which the Company intends to file as exhibits to the Company’s next Quarterly Report on Form 10-Q.

Cautionary Statements Regarding Forward-Looking Information

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” “targets,” or other similar expressions. Such statements may include, but are not limited to, statements about the adjustments to the Company’s valuation allowance for the deferred tax asset balances, future financial and operating results, any need to restate financial statements and related matters, the Company’s plans, objectives, expectations and intentions and other statements that are not historical facts.

Forward-looking statements are subject to significant known and unknown risks, uncertainties and other important factors, and our actual results, performance or achievements could differ materially from future results, performance or achievements expressed in these forward-looking statements. These forward-looking statements are based on the Company’s current beliefs, intentions and expectations and are not guarantees or indicative of future performance, nor should any conclusions be drawn or assumptions be made as to the potential outcome of any strategic initiatives we pursue. Risks and uncertainties relating to the Restatement due to the error in the valuation allowance for deferred tax assets include: the timing of and definitive findings regarding the Company’s assessment of the error in its valuation allowance, including the expected materiality of the adjustments; whether any additional accounting errors or other issues are identified; reactions from the Company’s creditors, stockholders, or business partners; potential delays in the preparation of restated financial statements; our ability to remediate control deficiencies and material weaknesses, and the timing and expense of such remediation; our ability to successfully negotiate and obtain any necessary waivers, amendments and / or forbearances (including any extensions of the foregoing) to credit and financing arrangements and the impact on our business should we fail to obtain such waivers, amendments and / or forbearances; and the impact and result of any litigation or regulatory inquiries or investigations related to the findings of the Company’s assessment or the Company’s Restatement. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, those factors, risks and uncertainties described above and in more detail under the heading “Risk Factors” in the Company’s annual and quarterly reports filed with the SEC.

The above factors, risks and uncertainties are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond the Company’s control. New factors, risks and uncertainties emerge from time to time, and it is not possible for management to predict all such factors, risks and uncertainties. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore any of these statements included herein may prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or our objectives and plans will be achieved. The Company makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made, except as otherwise required under the federal securities laws. If the Company were in any particular instance to update or correct a forward-looking statement, investors and others should not conclude that the Company would make additional updates or corrections thereafter except as otherwise required under the federal securities laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Walter Investment Management Corp.

Date: June 12, 2017	By:	/s/ Gary L. Tillett
Gary L. Tillett, Executive Vice President and Chief Financial Officer